WELCOME TO AMERICA’S DINER® Investor Presentation March 2015

2 Denny’s Corporation urges caution in considering its current trends and any outlook on earnings disclosed in this presentation. In addition, certain matters discussed may constitute forward-looking statements. These forward-looking statements, which reflect the Company’s best judgment based on factors currently known, are intended to speak only as of the date such statements are made and involve risks, uncertainties, and other factors that may cause the actual performance of Denny’s Corporation, its subsidiaries and underlying restaurants to be materially different from the performance indicated or implied by such statements. Words such as “expects”, “anticipates”, “believes”, “intends”, “plans”, “hopes”, and variations of such words and similar expressions are intended to identify such forward-looking statements. Except as may be required by law, the Company expressly disclaims any obligation to update these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events. Factors that could cause actual performance to differ materially from the performance indicated by these forward-looking statements include, among others: the competitive pressures from within the restaurant industry; the level of success of the Company’s operating initiatives, advertising and promotional efforts; adverse publicity; changes in business strategy or development plans; terms and availability of capital; regional weather conditions; overall changes in the general economy, particularly at the retail level; political environment (including acts of war and terrorism); and other factors from time to time set forth in the Company’s SEC reports, including but not limited to the discussion in Management’s Discussion and Analysis and the risks identified in Item 1A. Risk Factors contained in the Company’s Annual Report on Form 10-K for the year ended December 25, 2013 (and in the Company’s subsequent quarterly reports on Form 10-Q). The presentation includes references to the Company’s non-GAAP financials measures. The Company believes that, in addition to other financial measures, Adjusted Income Before Taxes, Adjusted EBITDA, Free Cash Flow, Adjusted Net Income and Adjusted Net Income Per Share are appropriate indicators to assist in the evaluation of its operating performance on a period-to-period basis. The Company also uses Adjusted Income, Adjusted EBITDA and Free Cash Flow internally as performance measures for planning purposes, including the preparation of annual operating budgets, and for compensation purposes, including bonuses for certain employees. Adjusted EBITDA is also used to evaluate its ability to service debt because the excluded charges do not have an impact on its prospective debt servicing capability and these adjustments are contemplated in its credit facility for the computation of its debt covenant ratios. Free Cash Flow, defined as Adjusted EBITDA less cash portion of interest expense net of interest income, capital expenditures, and cash taxes, is used to evaluate operating effectiveness and decisions regarding the allocation of resources. However, Adjusted Income, Adjusted EBITDA, Free Cash Flow, Adjusted Net Income and Adjusted Net Income Per Share should be considered as a supplement to, not a substitute for, operating income, net income or other financial performance measures prepared in accordance with U.S. generally accepted accounting principles. See Appendix for non-GAAP reconciliations. Forward Looking Statements and Non-GAAP Financial Measures

3 United States (1,596) Canada (68) Puerto Rico (12) New Zealand (7) Mexico (6) Costa Rica (3) Honduras (3) Guam (2) Dominican Republic (2) Curaçao (1) El Salvador (1) Chile (1) Denny’s Overview • Iconic brand with 96% brand awareness in the U.S.* • 1,702 restaurants in 50 states and 11 countries and U.S. territories** • Highly franchised business with 91% of system franchised 401 3 7 25 44 190 2876 34 11 4 3 2925 15 8 5 3 4 14 2 40 9 4 4 7 18 143 16 27 8 21 55 17 22 37 42 40 2 28 55 7 9 25 1 2 3 11 4 6 * Source: Denny’s BrandTracker, Year End 2013. ** Data as of December 31, 2014, the end of Denny’s full year 2014. 2

4 Denny’s Investment Highlights Consistently Growing Same-Store Sales* Expanding Geographic Reach of Domestic and International Locations* Growing EPS** with Highly Franchised Business Strong Balance Sheet and Consistent Free Cash Flow** Building History of Consistently Returning Cash to Shareholders • System-wide same-store sales growth in 14 of last 15 quarters • Highest annual system-wide same-store sales since 2006 achieved in 2014 • Highest annual company same-store sales since 2004 achieved in 2014 • Opened 321 new restaurants in last five years • 38 new restaurants in 2014 including six international and three non-traditional locations • 71% decrease in Total Debt since the end of 2005 • $48.5M of Free Cash Flow** produced in 2014, after capital expenditures • Generated over $200M in Free Cash Flow** in the last five years • Allocated $36 million to repurchase 5.3M shares in 2014*** • Allocated $108 million to share repurchase program since November 2010*** • Nearly 20% decrease in basic shares outstanding since end of October 2010 • 18% Adjusted EPS** growth in 2014 with 91% Adjusted EPS** growth since 2010 * Data from Fourth Quarter 2014 Earnings Press Release dated February 18, 2015. ** See Appendix for reconciliation of Net Income to Adjusted EBITDA, Adjusted Income Before Taxes, Adjusted Net Income, Adjusted Net Income per Share (also called Earnings per Share) and Free Cash Flow. *** Data as of 12/31/2014

5 Brand Revitalization Plan Driving Results Drive Profit Growth for All Stakeholders Grow the Global Franchise Consistently Operate Great Restaurants Deliver a Differentiated and Relevant Brand “Become the World’s Largest, Most Admired And Beloved Family of Local Restaurants” Run Restaurants Serving Classic American Comfort Food at a Good Price Around the Clock Our Guiding Principles Guests First | Embrace Openness | Proud of Our Heritage | Hungry to Win | Power of We

6 “Offering a wide variety of unique and familiar craveable , Diner-esque products that you can’t make at home with the promise of Everyday Value.” America’s Diner Positioning “Deliver consistent, reliable service in an unpretentious environment worth leaving the home for while being open to all tastes and wallet sizes.” Delivering a Differentiated and Relevant Brand

7 Hispanic Focus on Four Key Customer Segments Driving Improvements Families with Kids (under 12) Boomers Millennials • Account for about 1 in 5 of guest visits • Fastest growing segment of population • Over index in many core markets • Focused effort with traditional and new media • Account for about 1 in 4 guest visits • Represents about 35 million households • Kids Menu includes healthy choices • Exclusive content to speak to kids • Account for nearly 40% of guest visits • Second largest customer segment • Has the largest spending power • Exclusive partnership with AARP • Account for about 30% of guest visits • Largest customer segment • More diverse and more technological • Growing investment in new media

8 Menu Evolution to Match Guests’ Needs • Improved more than 50% of the core menu over last four years through new products and enhanced ingredients

9 • Provide compelling products with tiered pricing strategy • Utilize $2-4-6-8 Everyday Value Menu to drive traffic Limited Time Only Offerings Enhance Product Differentiation to Drive Traffic

10 • Attractive return on investment driven by same-store sales lift in mid- single digit range • 18% of the system restaurants have the Heritage image at the end of 2014 including 45% of company restaurants • Approximately 28% of system will have Heritage image by end of 2015 including approximately 75% of company restaurants New Remodel Program Enhancing Traffic and Scores

11 Before After Heritage Remodel Program

12 Remodeled Las Vegas Casino Royale Location Before After

13 -4.2% 0.5% 1.5% 0.5% 2.8% 1.8% 1.9% 2.4% 4.7% (10.0%) (8.0%) (6.0%) (4.0%) (2.0%) 0.0% 2.0% 4.0% 6.0% 8.0% 2010 2011 2012 2013 2014 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Denny's System-wide Same-Store Sales (Domestic) Denny's 2-year Same-Store Sales • Positive system-wide same-store sales in 14 of last 15 quarters • Highest annual system-wide same-store sales growth since 2006, including highest annual company same-store sales increase since 2004 Consistently Growing Same-Store Sales * 2015 Annual Guidance provided with Fourth Quarter 2014 Earnings Press Release dated February 18, 2015. 2015 Annual Guidance for Same-Store Sales* Company 2.5% to 4.0% Domestic Franchised 1.5% to 3.0%

14 • Enhancing support systems to deliver consistent, reliable service throughout the brand • Investments in guest satisfaction and training tools helping to improve guest satisfaction scores • Close collaboration with franchisees executing remodels, improving speed of service and growing margins • Denny’s Pride Review Program introduced in 2014 with new team of coaches evaluating and sharing best practices Focus on Operating Great Restaurants Leading to Sustained Improvement

15 • Growth initiatives have led to 321 new restaurant openings in last five years, with 90% opened by franchisees 34 40 136 61 40 46 38 (5) 10 107 27 3 12 2 (20) 20 60 100 140 180 2008 2009 2010** 2011** 2012 2013 2014*** N e w R e s t a u r a n t O p e n i n g s & N e t S y s t e m U n i t G r o w t h System-wide Openings* Net System Unit Growth * Excludes acquisitions and relocations. ** Includes total of 123 Flying J Travel Center conversion openings with 100 opened in 2010 and 23 opened in 2011. *** Data from Fourth Quarter 2014 Earnings Press Release dated February 18, 2015, includes the temporary closure and reopening of the company operated restaurant in Las Vegas. Expanding Geographic Reach of Domestic and International Locations

16 • Strong market presence in top markets in California, Texas, and Florida, in addition to Phoenix and Las Vegas • Development incentives focused on incentivizing new and existing franchisees to grow in new markets New & Emerging Markets* DMA Units Washington D.C. 21 Philadelphia 12 New York 11 Hartford 10 Charlotte 8 Boston 6 Atlanta 6 Nashville 3 Memphis 3 New Orleans 1 Domestic Growth Opportunity * Data as of December 31, 2014, the end of Denny’s full year 2014. New & Emerging Markets defined as DMAs where Denny’s does not have #1 or #2 market share in Family Dining spending as defined by Restaurant Trends. Top 10 U.S. Markets* DMA Units Los Angeles 188 Phoenix 61 Houston 60 Sacramento / Stockton 52 Dallas / Ft. Worth 50 Orlando 47 San Francisco / San Jose 45 San Diego 39 Miami 38 Chicago 35

17 • 106 international restaurants with 29 new openings in past five years* United States (1,596) Canada (68) Puerto Rico (12) New Zealand (7) Mexico (6) Costa Rica (3) Honduras (3) Guam (2) Dominican Republic (2) Curaçao (1) El Salvador (1) Chile (1) * Data as of December 31, 2014, the end of Denny’s full year 2014. ** Denny’s sold all of the rights to the country of Japan in 1984. **Development Agreement for 30 Restaurants in the Middle East International Growth Opportunity

18 Travel Centers Airports Universities Military Bases Growing Base of Non-Traditional Locations

19 $19.5 $25.2 $29.2 $32.9 $0.20 $0.26 $0.31 $0.37 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 2011 2012 2013 2014 A d j u s t e d N e t I n c o m e * ( $ i n M i l l i o n s ) A d j u s t e d N e t I n c o m e p e r S h a r e * Adjusted Net Income* Adjusted Net Income per Share* * See Appendix for non-GAAP financial reconciliations of Net Income to Adjusted EBITDA, Adjusted Income Before Taxes, Adjusted Net Income, Adjusted Net Income per Share (also called Earnings per Share) and Free Cash Flow. • Highly franchised business model provides lower risk with more upside from meaningful base of high volume company restaurants Growing Earnings per Share*

20 • Generated over $200 million in Free Cash Flow* in the last five years * See Appendix for non-GAAP financial reconciliations of Net Income to Adjusted EBITDA, Adjusted Income Before Taxes, Adjusted Net Income, Adjusted Net Income per Share and Free Cash Flow. ** Includes new construction capital expenditures for 21 Flying J conversion units. *** 2015 Annual Guidance provided with Fourth Quarter 2014 Earnings Press Release dated February 18, 2015. $23.1 $17.0 $11.6 $9.1 $8.1 $0.9 $1.1 $2.0 $2.8 $3.8 $27.4 $16.1 $15.6 $20.8 $22.1 $73.8 $81.8 $77.9 $76.9 $82.5 $22.4 $47.6 $48.8 $44.2 $48.5 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 $100.0 2010** 2011 2012 2013 2014 $ i n M i l l i o n s Cash Capital Cash Taxes Cash Interest Adjusted EBITDA* Free Cash Flow* 2015 Annual Guidance*** Adjusted EBITDA* $84 to $86 Million Free Cash Flow* $45 to $47 Million Highly Franchised Business Model Generates Consistent Free Cash Flow*

21 • Financial flexibility to make brand investments while returning cash to shareholders $554 $453 $353 $328 $279 $263 $221 $190 $173 $159 5.1 x 3.8 x 3.8 x 3.7 x 3.3 x 3.5 x 2.7 x 2.4 x 2.2 x 1.9 x 0.0 x 1.0 x 2.0 x 3.0 x 4.0 x 5.0 x 6.0 x 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 $0 $200 $400 $600 $800 T o t a l O u t s t a n d i n g D e b t * / A d j u s t e d E B I T D A * R a t i o T o t a l O u t s t a n d i n g D e b t * ( $ M ) Total Debt* Total Debt* / Adjusted EBITDA* * Total Outstanding Debt is Gross Debt including Capital Lease Obligations. See Appendix for non-GAAP financial reconciliationsof Net Income to Adjusted EBITDA, Adjusted Income Before Taxes, Adjusted Net Income, Adjusted Net Income per Share (also called Earnings per Share) and Free Cash Flow. Strong Balance Sheet with Significant Flexibility

22 • Approximately $108 million of Free Cash Flow allocated to repurchase 21.1 million shares since November 2010* • 3.9 million shares available in share repurchase authorization* $3.9 $21.6 $22.2 $24.7 $36.0 1.0 5.7 4.8 4.2 5.3 0.0 1.0 2.0 3.0 4.0 5.0 6.0 Q4 '10 2011 2012 2013 2014* $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 # o f S h a r e s R e p u r c h a s e d ( M ) S h a r e R e p u r c h a s e s ( $ M ) Returning Value to Shareholders * Data as of December 31, 2014, the end of Denny’s full year 2014.

23 * See Appendix for reconciliation of Net Income to Adjusted EBITDA, Adjusted Income Before Taxes, Adjusted Net Income, Adjusted Net Income per Share (also called Earnings per Share) and Free Cash Flow. • Consistently growing same-store sales through brand revitalization supported by improvements in food, service and atmosphere • Expanding geographic reach of domestic and international locations with traditional and non-traditional distribution points • Growing EPS* with highly franchised business provides lower risk profile with upside from operating 161 high volume restaurants • Strong balance sheet and consistent Free Cash Flow* with significant flexibility to support brand investments • Building history of consistently returning cash to shareholders through share repurchase program Denny’s Investment Highlights

WELCOME TO AMERICA’S DINER® APPENDIX

25 6% 22% 14% 8% 24% 26% 1 2 to 5 6 to 10 11 to 15 16 to 30 >3029 # of Franchisees 10 18 8 89 114 Ownership of 1,541 Franchise Restaurants* Strong Partnership with Franchisees • Well diversified, experienced and energized group of 268 franchisees • 36 operators with 11 or more units make up around 52% of the system • High level of involvement with franchisees planning and executing initiatives through Brand Advisory Councils and Denny’s Franchisee Association (DFA) * Data as of December 31, 2014, the end of Denny’s fiscal 2014.

Non-GAAP Financial Reconciliations

$ in millions	2005	2006	2007	2008*	2009	2010	2011	2012	2013	2014*
Net income (loss)	**($7.3)**	**$28.5**	**$29.5**	**$12.7**	**$41.6**	**$22.7**	**$112.3**	**$22.3**	**$24.6**	**$32.7**
Provision for income taxes**	1.2	16.3	6.7	3.5	1.4	1.4	(84.0)	12.8	11.5	16.0
Operating gains, losses and other charges, net	3.1	(47.9)	(31.1)	(6.4)	(14.5)	(4.9)	2.1	0.5	7.1	1.3
Other nonoperating expense, net	(0.6)	8.0	0.7	9.2	(3.1)	5.3	2.6	7.9	1.1	(0.6)
Share-based compensation	7.8	7.6	4.8	4.1	4.7	2.8	4.2	3.5	4.9	5.8
Adjusted Income before Taxes	**$4.2**	**$12.5**	**$10.5**	**$23.2**	**$30.0**	**$27.3**	**$37.3**	**$47.0**	**$49.2**	**$55.3**
Interest expense, net	55.2	57.7	43.0	35.5	32.6	25.8	20.0	13.4	10.3	9.2
Depreciation and amortization	56.1	55.3	49.3	39.8	32.3	29.6	28.0	22.3	21.5	21.2
Cash pmts for restructuring charges and exit costs	(6.7)	(5.1)	(9.1)	(9.1)	(7.5)	(7.0)	(2.7)	(3.8)	(2.8)	(2.0)
Cash pmts for share-based compensation	(1.2)	(0.9)	(0.9)	(1.0)	(2.4)	(1.9)	(0.8)	(1.0)	(1.2)	(1.1)
Adjusted EBITDA	**$107.6**	**$119.5**	**$92.9**	**$88.4**	**$85.0**	**$73.8**	**$81.8**	**$77.9**	**$76.9**	**$82.5**
Adjusted EBITDA Margin %	**11.0%**	**12.0%**	**9.9%**	**11.6%**	**14.0%**	**13.5%**	**15.2%**	**16.0%**	**16.6%**	**17.5%**
Cash Interest Expense	(48.2)	(50.9)	(38.5)	(31.6)	(29.3)	(23.1)	(17.0)	(11.6)	(9.1)	(8.1)
Cash Taxes	(1.3)	(1.3)	(2.3)	(1.1)	(0.6)	(0.9)	(1.1)	(2.0)	(2.8)	(3.8)
Capital Expenditures	(47.2)	(33.1)	(33.1)	(27.9)	(18.4)	(27.4)	(16.1)	(15.6)	(20.8)	(22.1)
Free Cash Flow	**$11.0**	**$34.3**	**$19.0**	**$27.9**	**$36.7**	**$22.4**	**$47.6**	**$48.8**	**$44.2**	**$48.5**
Net income (loss)							**$112.3**	**$22.3**	**$24.6**	**$32.7**
Gains on sales of assets and other, net							(3.2)	(7.1)	(0.1)	(0.1)
Impairment charges							4.1	3.7	5.7	0.4
Early extinguishment of debt							1.4	7.9	1.2	0.0
Tax effect of adjustments***							(0.8)	(1.6)	(2.2)	(0.1)
Adjusted provision for income taxes****							(94.3)			
Adjusted Net Income							**$19.5**	**$25.2**	**$29.3**	**$32.9**
Adjusted Net Income per Share							**$0.20**	**$0.26**	**$0.31**	**$0.37**

* Includes a 53rd Week.

** In the fourth quarter of 2011, we recorded an $89 million net deferred tax benefit from the release of a substantial portion of the valuation allowance on certain deferred tax assets. This release was primarily based on our improved historical and projected pre-tax income.

*** Tax adjustments for full year 2013 and 2014 uses full year effective tax rate of 31.9% and 32.9%, respectively. Tax adjustments for full year 2011 and 2012 are calculated using the Company's full year 2012 effective tax rate of 36.4%.

**** Adjusted provision for income taxes based on full year ended Dec. 27, 2012 effective income tax rate of 36.4% and excludes impact of net deferred tax benefit.

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